EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350

            In connection with the Quarterly  Report of Energy  Producers,  Inc.

       (the "Company") on Form 10-KSB for the period ending  March 31, 2004,

       as filed with the Securities  and Exchange  Commission on the date hereof

       (the  "Report"),  I,  Charles Alliban,  Chief  Financial  Officer  of the

       Company,  certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to

       ss.906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a)

       or 15(d)of the Securities Exchange Act of 1934; and

            (2) The information  contained in the Report fairly presents, in all material  respects,  the financial  condition and result of operations of the Company.

       Date:  May 17, 2004

         /s/ Charles Alliban

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         Charles Alliban

         Chief Financial Officer